UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):          April 27, 2004
                                                           --------------


                         COMMERCIAL FEDERAL CORPORATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


      NEBRASKA                           1-11515               47-0658852
--------------------------------------------------------------------------------
(State or other jurisdiction          (Commission           (I.R.S. Employer
     of incorporation)                File Number)        Identification Number)


13220 CALIFORNIA STREET, OMAHA, NEBRASKA                              68154
--------------------------------------------------------------------------------
(Address of principal executive offices)                            (Zip Code)


Registrant's telephone number including area code:    (402) 554-9200
                                                      --------------


                                 NOT APPLICABLE
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

                         COMMERCIAL FEDERAL CORPORATION
                         ------------------------------

                                    FORM 8-K
                                    ---------

                                 CURRENT REPORT
                                 --------------

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits:
---------------------------------------------------------------------------

         (c) Exhibits

               Exhibit 99.1                  Press release dated April 27, 2004

Item 12.  Results of Operations and Financial Condition:
-------------------------------------------------------

         On April 27, 2004, the Registrant issued its earnings release for the three months ended March 31, 2004. The earnings release is attached to this report as Exhibit 99.1, which is furnished herewith.

                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                                  COMMERCIAL FEDERAL CORPORATION
                                                  (Registrant)


Date:     April 27, 2004                          /s/ David S. Fisher
         ----------------------                   ------------------------------
                                                  David S. Fisher
                                                  Executive Vice President and
                                                  Chief Financial Officer
                                                  (Duly Authorized Officer)